UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2016

Marina Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17870 Castleton St., Ste. 250, City of Industry, CA	91748
(Address of principal executive offices)	(Zip Code)

Phone: 626-964-5788

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported, Marina Biotech, Inc. (“Marina”) acquired IThenaPharma Inc (“IThena”) pursuant to the terms of an Agreement and Plan of Merger dated November 15, 2016 among Marina, IThena and Ithena Acquisition Corporation, a direct wholly-owned subsidiary of Marina (“Merger Sub”). The acquisition, which was structured as a reverse triangular merger in which Merger Sub merged with and into IThena, with IThena as the surviving corporation (the “Merger”), was completed by the filing of the related certificate of merger with the Delaware Secretary of State on November 15, 2016. The further description of the Merger included in Marina’s Current Report on Form 8-K filed on November 18, 2016 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of IThena are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial statements, together with related explanatory notes, showing the pro forma effect on Marina’s financial statements, after giving effect to Marina’s acquisition of IThena and other related pro forma events, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein: (i) balance sheet as of September 30, 2016, and (ii) statements of operations for the nine months ended September 30, 2016 and year ended December 31, 2015.

(d)	Exhibits.

The following exhibits are attached to this Current Report on Form 8-K/A:

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm for IThenaPharma Inc (Squar Milner LLP).

99.1	Audited Financial Statements of IThenaPhama Inc as of and for the years ended December 31, 2014 and 2015 and unaudited financial statements of IThenaPharma Inc as of and for the nine months period ended September 30, 2015 and 2016.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Marina Biotech, Inc. and Subsidiaries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marina Biotech, Inc.
(Registrant)

Date: January 26, 2017
/s/ Joseph W. Ramelli
Joseph W. Ramelli
Chief Executive Officer

EXHIBIT INDEX

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm for IThenaPharma Inc (Squar Milner LLP).

99.1	Audited Financial Statements of IThenaPhama Inc as of and for the years ended December 31, 2014 and 2015 and unaudited financial statements of IThenaPharma Inc as of and for the nine months ended September 30, 2015 and 2016.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Marina Biotech, Inc. and Subsidiaries.